UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2012

SMF ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 308-4200

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 7, 2011, SMF Energy Corporation (the “Company”) held its annual shareholders meeting. The shareholders elected all seven of the Company’s nominees for director, ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2012, approved, on an advisory basis, the compensation paid to the Company’s named executive officers and voted in favor of providing future advisory votes on the compensation paid to the Company’s named executive officers every three years. There were 8,621,523 shares of common stock and 534 shares of Series D Convertible Preferred Stock (“Series D Preferred Stock”) eligible to vote at the meeting, of which 7,304,351 shares of common stock and 437 shares of Series D Preferred Stock were present or represented by proxy. Holders of shares of Series D Preferred Stock are entitled to one vote per share at each shareholders meeting of the Company and vote together with the holders of Common Stock as a single class (“Voting Shares”).

The following table summarizes the proposals submitted to a vote of the shareholders and the results of the voting and reflects the aggregate number of votes cast by holders of Voting Shares:

(1) Election of Steven R. Goldberg, Nat Moore, Larry S. Mulkey, C. Rodney O’Connor, Robert S. Picow, Peter H. Woodward and Mark W. Smith, to serve until the next annual shareholders meeting or until their successors have been duly elected and qualified:

NAME	FOR	WITHHELD	NOT VOTED
Steven R. Goldberg	1,651,176	138,125	5,512,240
Nat Moore	1,654,295	135,006	5,512,240
Larry S. Mulkey	1,654,844	135,457	5,512,240
C. Rodney O’Connor	1,666,249	123,052	5,512,240
Robert S. Picow	1,654,038	135,263	5,512,240
Mark W. Smith	1,666,288	123,013	5,512,240
Peter H. Woodward	1,666,288	123,013	5,512,240

(2) Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012:

FOR	AGAINST	ABSTAIN	NOT VOTED
7,250,956	777	57,363	0

(3) Advisory approval of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	NOT VOTED
1,690,892	48,781	49,626	5,512,240

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(4) Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers:

ONE YEAR	TWO YEAR	THREE YEAR	ABSTAIN	NOT VOTED
360,913	5,990	1,394,940	27,457	5,512,240

As disclosed in the Company’s proxy statement, the Company’s Board of Directors determined prior to the shareholders meeting that the Board would adopt whatever frequency was recommended by the shareholders’ advisory vote. Accordingly, based on the vote of the Company’s shareholders, the Board has determined that the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers shall be held every three (3) years.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2012	SMF ENERGY CORPORATION

	By:	\s\ Steven R. Goldberg
Steven R. Goldberg, President and Chief Executive Officer

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